UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported) August 5, 2015

Coupons.com Incorporated
(Exact name of Registrant as specified in its charter)

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Delaware	001-36331	77-0485123
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

400 Logue Avenue Mountain View, California 94043
(Address of principal executive offices)
(650) 605-4600
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report) ______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 5, 2015, Coupons.com Incorporated (the “Company”), announced that Mir Aamir will be appointed to the position of President and Chief Operating Officer and will resign from his position as Chief Financial Officer, effective once the search for a replacement Chief Financial Officer has concluded.  Mr. Aamir will succeed Steven R. Boal, who has served as President since the Company’s inception in 1998 and who will continue serving as Chief Executive Officer and a member of the Company’s Board of Directors.

Mir Aamir, 43, has most recently served as our Chief Financial Officer and Chief Operating Officer since October 2013. From March 2011 to October 2013, Mr. Aamir served as President of Customer Loyalty and Digital Technologies at Safeway, Inc. From January 2008 to February 2011, Mr. Aamir served as Senior Vice President of Marketing Strategy and Financial Planning and Analysis and Pricing and Shopper Card at Safeway, Inc. From May 2005 to December 2007, Mr. Aamir served as Group Vice President, Financial Planning and Analysis for all of Safeway’s U.S. business units. Mr. Aamir holds a B.B.A. and an M.B.A. from the Institute of Business Administration, University of Karachi and an M.B.A. from the University of Chicago Booth School of Business.

All terms of Mr. Aamir’s compensation will remain the same as previously reported.

There are no family relationships between Mr. Aamir and any director or executive officer of the Company, and he has no indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 2.02    Results of Operations and Financial Condition.

On August 5, 2015, the Company issued a press release regarding financial results for the second quarter ended June 30, 2015. The Company also posted on its website (www.coupons.com/corporate/) slides with accompanying prepared remarks regarding such financial results. Copies of the press release and slides are attached as Exhibits 99.1 and 99.2, respectively, and the information in Exhibits 99.1 and 99.2 is incorporated herein by reference.

The information in Item 2.02 and Item 9.01 in this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press release, dated August 5, 2015, regarding financial results of Coupons.com Incorporated for the second quarter ended June 30, 2015.
99.2	Slides, dated August 5, 2015, regarding financial results of the second quarter ended June 30, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coupons.com Incorporated

By:	/s/ Richard Hornstein
Richard Hornstein
General Counsel

Date: August 5, 2015

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated August 5, 2015, regarding financial results of Coupons.com Incorporated for the second quarter ended June 30, 2015.
99.2	Slides, dated August 5, 2015, regarding financial results of the second quarter ended June 30, 2015.